CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION  [7/27/05]

[$358,275,000]

Loan Group 2 Senior Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 26.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,584
Total Outstanding Loan Balance	$449,247,733*	Min	Max
Average Loan Current Balance	$173,857	$9,994	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.19%	4.63%	13.69%
Arm Weighted Average Coupon	6.98%
Fixed Weighted Average Coupon	8.17%
Weighted Average Margin	6.06%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$450,375,100]

**

Note, for second liens, CLTV is employed in this calculation.

1.  Scheduled Balance

		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Scheduled Balance	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
9,994 - 50,000	395	12,236,112	2.7	9.76	335	608	83.9	86.5	91.2	81.6	38.1
50,001 - 100,000	574	41,461,433	9.2	8.35	341	602	78.4	85.2	85.3	52.3	38.0
100,001 - 150,000	354	43,483,846	9.7	7.74	352	602	81.0	86.7	94.2	32.7	40.0
150,001 - 200,000	413	72,574,862	16.2	7.16	357	625	61.3	88.8	97.4	12.0	40.9
200,001 - 250,000	276	61,752,179	13.7	7.02	358	633	55.4	90.4	97.8	9.6	41.1
250,001 - 300,000	150	41,107,983	9.2	6.99	357	647	41.6	91.2	97.4	7.2	40.8
300,001 - 350,000	98	31,722,447	7.1	6.95	358	641	45.8	89.0	97.9	6.1	40.9
350,001 - 400,000	130	49,139,999	10.9	6.55	357	642	46.0	85.9	97.7	9.9	41.6
400,001 - 450,000	78	33,247,026	7.4	6.61	357	651	48.5	85.9	93.5	7.7	41.9
450,001 - 500,000	67	32,214,851	7.2	6.79	358	644	40.2	87.6	94.0	6.0	43.3
500,001 - 550,000	17	8,867,812	2.0	7.15	354	634	35.0	80.9	100.0	5.8	41.7
550,001 - 600,000	14	8,073,934	1.8	6.60	353	676	42.3	84.7	100.0	14.3	41.4
600,001 - 750,000	14	9,116,878	2.0	6.83	357	636	71.6	86.1	93.2	14.5	42.2
800,001 - 850,000	1	833,000	0.2	6.70	358	688	100.0	85.0	100.0	0.0	15.2
900,001 - 950,000	1	943,662	0.2	7.75	358	662	0.0	68.7	100.0	0.0	43.1
950,001 - 1,496,709	2	2,471,709	0.6	5.72	358	705	100.0	76.7	100.0	0.0	37.5
Total:	2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8

2. Current Rate (%)
			Total	%					WA			WA
		No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Current Rate (%)		Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
.00 4.63 - 5		8	2,758,075	0.6	4.89	351	663	100.0	84.8	96.9	3.1	40.6
.50 5.01 - 5		43	15,324,534	3.4	5.31	355	693	87.8	84.5	100.0	18.3	39.9
.00 5.51 - 6		140	41,941,871	9.3	5.81	357	661	61.6	89.2	99.8	3.3	40.5
.50 6.01 - 6		286	75,499,226	16.8	6.30	358	658	55.3	89.3	98.8	8.4	41.9
.00 6.51 - 7		479	106,120,030	23.6	6.79	356	636	54.1	87.9	96.9	10.4	40.8
.50 7.01 - 7		375	66,915,651	14.9	7.28	354	622	50.9	86.7	95.3	16.3	40.5
.00 7.51 - 8		325	54,435,471	12.1	7.77	354	608	56.3	85.4	92.0	19.9	40.2
.50 8.01 - 8		221	31,318,056	7.0	8.29	354	605	58.6	86.4	82.2	21.1	40.3
.00 8.51 - 9		189	24,654,865	5.5	8.76	352	585	57.0	86.1	93.4	29.6	39.9
.50 9.01 - 9		101	8,755,915	1.9	9.31	351	588	78.9	88.3	92.1	39.8	41.0
9.51 - 10.00		137	8,787,257	2.0	9.89	338	605	53.4	89.4	96.0	63.8	41.1
10.01 -	10 .50	50	3,093,718	0.7	10.29	343	627	55.7	90.3	95.6	77.4	43.1
10.51 -	11 .00	97	5,034,592	1.1	10.79	340	625	35.1	94.9	99.1	86.0	43.6
11.01 -	11 .50	36	1,809,753	0.4	11.32	347	623	57.5	97.5	97.1	100.0	43.3
11.51 -	12 .00	66	1,733,783	0.4	11.83	350	589	74.8	96.0	92.8	98.3	42.2
12.01 -	12 .50	22	742,869	0.2	12.28	345	601	55.6	95.1	93.1	100.0	40.4
12.51 -	13 .00	7	255,466	0.1	12.73	317	583	45.9	95.4	100.0	100.0	42.2
13.01 -	13 .50	1	35,383	0.0	13.09	182	491	0.0	42.2	100.0	100.0	50.0
13.51 -	13 .69	1	31,218	0.0	13.69	296	496	0.0	60.0	0.0	100.0	4.0
Total:		2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8
3. FICO
			Total	%					WA			WA
		No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
FICO		Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
lab Unavai le		1	68,142	0.0	8.55	239	0	100.0	75.0	100.0	100.0	25.4
426 - 450		1	20,634	0.0	9.15	130	445	0.0	70.0	100.0	100.0	50.0
451 - 475		4	363,300	0.1	10.62	277	459	25.1	84.9	100.0	100.0	50.0
476 - 500		16	1,083,492	0.2	9.85	276	491	14.5	77.0	97.1	85.5	45.8
501 - 525		93	13,774,070	3.1	8.41	352	515	74.8	72.3	98.6	14.4	39.4
526 - 550		173	24,406,998	5.4	8.07	354	539	83.6	75.9	98.6	15.6	40.2
551 - 575		245	35,144,693	7.8	7.64	349	564	83.0	78.5	97.1	21.2	40.6
576 - 600		470	60,637,185	13.5	7.44	353	588	77.8	85.5	96.6	24.5	40.0
601 - 625		480	75,322,404	16.8	7.26	355	612	64.9	88.9	95.1	22.3	40.9
626 - 650		379	72,268,000	16.1	7.04	356	638	50.5	89.0	95.2	13.6	41.3
651 - 675		316	68,466,526	15.2	6.89	357	662	39.4	91.4	95.9	14.1	41.6
676 - 700		188	45,455,969	10.1	6.78	357	688	35.1	92.5	92.0	8.7	40.8
701 - 725		97	22,430,903	5.0	6.78	355	711	30.5	94.2	91.0	11.0	41.2
726 - 750		66	15,873,809	3.5	6.47	356	738	42.9	93.1	99.2	18.2	42.3
751 - 775		39	9,201,399	2.0	6.70	357	762	43.7	95.0	89.9	7.7	40.1
776 - 800		15	4,704,025	1.0	6.14	350	786	63.1	84.6	96.4	40.5	34.5
801 - 802		1	26,184	0.0	8.38	359	802	100.0	100.0	0.0	100.0	36.2
Total:		2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8

4. Original LTV (%) *
			Total	%					WA			WA
		No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Original LTV (%)	*	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
15.300 - 50.000		47	4,570,029	1.0	7.36	343	582	68.9	41.9	96.6	27.6	37.5
50.001 - 55.000		27	3,927,973	0.9	7.23	348	595	70.7	52.9	79.8	26.4	37.0
55.001 - 60.000		37	6,906,584	1.5	6.99	356	604	77.4	58.2	91.8	30.4	39.4
60.001 - 65.000		58	10,253,821	2.3	7.17	353	585	74.8	65.0	97.4	16.4	38.7
65.001 - 70.000		83	16,829,804	3.7	7.31	348	604	64.7	70.6	88.6	26.0	37.1
70.001 - 75.000		159	26,724,611	5.9	7.18	352	597	70.7	73.9	93.6	22.7	38.8
75.001 - 80.000		1,145	237,913,754	53.0	6.82	356	645	48.4	92.0	97.3	9.0	41.3
80.001 - 85.000		266	51,260,127	11.4	7.29	353	609	68.0	84.9	95.3	17.9	41.5
85.001 - 90.000		254	51,502,223	11.5	7.41	355	627	62.0	90.3	91.4	17.3	40.4
90.001 - 95.000		92	14,404,960	3.2	7.88	354	649	75.9	94.9	87.4	23.3	41.2
95.001 - 100.000		416	24,953,847	5.6	9.55	354	649	59.3	99.9	99.7	73.4	42.5
Total:		2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8
5. CombinedLTV	(%) *
			Total	%					WA			WA
		No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
CombinedLTV (%)	*	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
15.300 - 50.000		47	4,570,029	1.0	7.36	343	582	68.9	41.9	96.6	27.6	37.5
50.001 - 55.000		27	3,927,973	0.9	7.23	348	595	70.7	52.9	79.8	26.4	37.0
55.001 - 60.000		36	6,742,960	1.5	6.97	356	606	76.9	57.9	91.6	31.1	39.3
60.001 - 65.000		56	9,466,063	2.1	7.12	353	582	76.9	63.5	97.2	17.8	38.1
65.001 - 70.000		80	14,523,119	3.2	7.40	346	593	62.5	68.6	90.3	30.1	39.2
70.001 - 75.000		159	26,811,980	6.0	7.18	352	597	71.1	73.9	93.7	22.7	38.8
75.001 - 80.000		497	90,798,513	20.2	7.02	353	616	62.0	79.5	94.3	16.3	39.7
80.001 - 85.000		257	51,436,686	11.4	7.25	353	611	67.7	84.4	95.4	17.5	41.0
85.001 - 90.000		235	51,235,436	11.4	7.35	355	630	57.5	89.6	89.2	15.8	40.6
90.001 - 95.000		118	20,579,296	4.6	7.49	355	654	65.0	94.7	89.2	17.2	40.4
95.001 - 100.000		1,072	169,155,677	37.7	7.16	357	659	44.8	99.9	99.8	15.2	42.3
Total:		2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8
6. Documentation Type
			Total	%					WA			WA
		No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Documentation Type		Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Full		1,745	256,341,034	57.1	7.13	354	616	100.0	85.6	95.1	22.4	40.4
Reduced		504	112,477,369	25.0	7.30	355	653	0.0	91.3	96.4	10.5	41.8
No Income/	No Asset	13	2,558,192	0.6	8.27	339	640	0.0	82.1	96.8	24.4	36.2
Stated Income /	Stated Assets	322	77,871,138	17.3	7.16	357	652	0.0	89.1	95.2	10.1	40.7
Total:		2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8

7. Purpose
		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Purpose	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Purchase	1,229	238,222,743	53.0	7.08	357	654	42.1	94.1	96.6	9.0	41.7
Refinance - Rate Term	61	13,261,297	3.0	6.76	357	621	75.9	82.6	97.9	22.7	39.1
Refinance - Cashout	1,294	197,763,692	44.0	7.35	351	605	73.9	80.2	93.9	26.9	39.8
Total:	2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8
8. Occupancy Status
		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Occupancy Status	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Primary	2,409	428,701,480	95.4	7.16	355	631	56.9	87.9	100.0	17.3	41.0
Second Home	11	2,852,106	0.6	7.63	358	665	43.9	87.9	0.0	8.2	36.9
Investor	164	17,694,146	3.9	7.84	354	648	64.2	80.8	0.0	18.9	37.1
Total:	2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8
9. Property Type
		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Property Type	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Single Family Residence	2,141	355,750,157	79.2	7.19	354	628	58.6	87.4	96.1	18.9	40.6
PUD	224	53,956,867	12.0	7.08	356	633	50.8	88.5	97.9	7.8	42.4
Condo	95	16,613,716	3.7	7.05	358	660	57.1	90.4	92.3	12.5	38.5
2 Family	65	11,610,771	2.6	7.36	356	657	42.0	85.8	81.5	14.6	41.3
3-4 Family	45	10,173,159	2.3	7.38	358	667	60.2	88.7	79.3	11.8	41.3
Manufactured Housing	14	1,143,062	0.3	8.84	289	669	0.0	88.7	100.0	100.0	42.4
Total:	2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8
10. State
		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
State	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
California	457	139,165,764	31.0	6.64	358	645	47.4	86.9	97.5	10.4	41.7
Florida	267	49,406,302	11.0	7.38	356	634	48.3	89.4	96.7	12.2	41.2
Nevada	86	20,814,476	4.6	7.23	358	643	38.0	89.5	92.5	6.1	40.3
Georgia	143	19,585,260	4.4	7.27	356	636	60.8	90.7	93.5	15.4	39.6
Arizona	98	16,777,984	3.7	7.24	355	618	61.8	88.6	97.6	8.9	39.6
Texas	166	16,351,879	3.6	7.78	341	610	73.2	85.6	97.9	47.1	39.0
Virginia	92	15,563,923	3.5	7.61	357	601	68.4	83.6	95.8	16.8	41.2
New York	47	11,620,466	2.6	7.51	352	638	36.7	87.8	91.6	22.3	42.9
Michigan	103	11,380,623	2.5	7.79	348	607	63.5	86.3	93.0	25.1	40.2
Maryland	58	11,056,878	2.5	7.08	354	624	67.9	87.3	97.5	14.8	41.5
Washington	60	10,925,485	2.4	6.98	354	658	49.5	91.4	98.0	25.2	37.6
Ohio	111	9,175,699	2.0	7.99	351	597	79.6	84.1	89.8	42.8	39.5
Illinois	59	9,080,432	2.0	7.38	357	644	49.7	84.3	90.6	13.8	41.8
Pennsylvania	62	8,710,478	1.9	7.42	347	612	76.9	84.1	95.4	31.7	42.1
Colorado	49	8,638,001	1.9	6.98	357	639	70.0	93.9	95.4	6.6	42.9
Other	726	90,994,082	20.3	7.52	352	621	71.1	87.8	93.1	25.1	39.9
Total:	2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8

11. WAM
		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
WAM	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
61 - 120	9	420,933	0.1	9.36	111	563	56.7	69.8	100.0	100.0	42.7
121 - 180	65	4,264,236	0.9	7.81	176	608	81.2	77.8	92.3	100.0	36.5
181 - 240	31	2,553,882	0.6	7.99	235	584	82.4	84.0	97.7	100.0	39.7
241 - 300	34	4,519,167	1.0	9.12	293	586	45.8	79.1	97.5	77.5	37.9
301 - 360	2,445	437,489,514	97.4	7.15	358	633	56.8	87.9	95.4	15.3	40.9
Total:	2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8
12. Product
		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Product	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
Arm 2/28	1,199	229,673,330	51.1	7.19	358	622	54.3	86.8	94.2	0.0	41.3
Arm 2/28 IO	344	109,847,407	24.5	6.66	358	658	47.1	92.3	97.6	0.0	41.8
Arm 3/27	108	18,402,500	4.1	6.86	356	613	66.9	82.1	98.0	0.0	38.4
Arm 3/27 IO	27	8,839,715	2.0	6.36	358	647	68.3	87.8	100.0	0.0	41.1
Arm 5/25	14	4,383,463	1.0	6.20	358	679	82.8	76.8	87.4	0.0	42.3
Arm 5/25 IO	3	390,400	0.1	6.88	359	628	100.0	87.7	100.0	0.0	41.8
Fixed Balloon	257	13,796,429	3.1	10.48	352	649	44.5	97.5	97.1	100.0	43.2
Fixed Rate	627	62,828,488	14.0	7.69	336	615	80.8	82.8	94.9	100.0	37.3
Fixed Rate IO	5	1,086,000	0.2	6.57	358	668	49.3	80.4	100.0	100.0	35.5
Total:	2,584	449,247,733	100.0	7.19	355	632	57.1	87.6	95.4	17.3	40.8
13. Margin	(%)
		Total	%					WA			WA
	No of	Scheduled	Scheduled	WAC	WA	WA	%	CLTV*	%	%	DTI
Margin (%)	Loans	Balance	Balance	%	WAM	FICO	Full Doc	%	OwnerOcc	Fixed Rate	%
2.75 - 4.00	44	13,893,731	3.7	6.49	359	678	45.4	87.0	86.9	0.0	41.0
4.01 - 4.50	33	7,562,187	2.0	6.06	358	658	64.6	84.3	94.9	0.0	42.8
4.51 - 5.00	108	27,334,635	7.4	6.18	357	656	57.6	86.4	98.1	0.0	40.9
5.01 - 5.50	208	54,758,915	14.7	6.49	358	655	50.2	89.8	98.3	0.0	41.7
5.51 - 6.00	374	88,671,186	23.9	6.58	357	642	62.4	89.1	97.2	0.0	41.6
6.01 - 6.50	304	68,588,878	18.5	6.95	358	635	46.3	89.6	98.8	0.0	41.6
6.51 - 7.00	273	53,619,991	14.4	7.45	358	611	51.1	87.4	95.1	0.0	40.4
7.01 - 7.50	161	28,545,939	7.7	7.97	358	603	51.2	85.7	83.5	0.0	41.2
7.51 - 8.00	96	17,331,514	4.7	8.31	358	605	45.2	87.0	87.9	0.0	41.7
8.01 - 8.50	49	6,097,138	1.6	8.96	358	565	61.5	85.7	95.8	0.0	40.0
8.51 - 9.00	29	3,695,067	1.0	9.35	358	554	69.6	79.9	91.8	0.0	39.5
9.01 - 9.50	10	1,054,979	0.3	9.76	359	536	88.0	78.0	91.1	0.0	42.0
9.51 - 10.00	5	346,667	0.1	10.20	358	542	66.5	84.2	100.0	0.0	43.0
10.51 - 10.85	1	35,987	0.0	10.85	359	579	100.0	80.0	100.0	0.0	32.3
Total:	1,695	371,536,815	100.0	6.98	358	634	53.5	88.1	95.4	0.0	41.3